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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      ------------

                                       FORM 8-K
                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): May 14, 1997


                                     -------------


                                  OCCUSYSTEMS, INC.
                (Exact name of Registrant as specified in its charter)


         DELAWARE                     0-24440                  75-2543036
    (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


   3010 LBJ FREEWAY                                               75234
      SUITE 300                                                  (Zip code)
    DALLAS, TEXAS
(Address of principal
  executive offices)

         Registrant's telephone number, including area code:  (972) 484-2700

                                    NOT APPLICABLE
                    (former address if changed since last report)


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ITEM 5.  OTHER EVENTS

    See the following Registration Statement on Form S-4 (file no.
333-27105) attached hereto as Exhibit 99.1, dated May 14, 1997, filed by Concentra Managed Care, Inc., a Delaware corporation ("Concentra"), with the Securities and Exchange Commission in connection with the solicitation of proxies by the Board of Directors of OccuSystems, Inc. (the "Company"), and the Board of Directors of CRA Managed Care, Inc., a Massachusetts corporation ("CRA"), for use at special meetings of stockholders of the Company and CRA. These special meetings have been called to consider and vote upon, among other things, proposals to approve and adopt an Agreement and Plan of Merger dated as of April 21, 1997, among the Company, CRA and Concentra pursuant to which (a) the Company will merge with and into Concentra with the separate corporate existence of the Company ceasing (the "OccuSystems Merger") and (b) a wholly-owned subsidiary of Concentra will be merged with and into CRA with the separate corporate existence of that subsidiary ceasing (the "CRA Merger," together with the OccuSystems Merger, the "Mergers"). The Registration Statement relates to the shares of common stock of Concentra that are proposed to be issued in connection with the Mergers to the holders of common stock of the Company and the holders of common stock of CRA.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

    99.1 Registration Statement on Form S-4 (file no. 333-27105) as filed with the Securities and Exchange Commission on May 14, 1997.

    99.2      Consent of Arthur Andersen LLP










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                                    SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OCCUSYSTEMS, INC
                                        (Registrant)



                                        By:/s/ Richard A. Parr II
                                           ---------------------------------
                                        Name:     Richard A. Parr II
                                        Title:    Executive Vice President
                                                  and General Counsel

Date:    May 14, 1997






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                                  INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                   PAGE
-------                                                                  -----
99.1 Registration Statement on Form S-4 (file no. 333-27105) as filed with the Securities and Exchange Commission on May 14, 1997.

99.2        Consent of Arthur Andersen LLP




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                                     EXHIBIT 99.1

                             CONCENTRA MANAGED CARE, INC.
                          REGISTRATION STATEMENT ON FORM S-4